                                                                   EXHIBIT 10.46

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

      FIFTH AMENDMENT (this "Amendment"), dated as of July 1, 1999, among Cambridge Industries Holdings, Inc. ("Holdings"), Cambridge Industries, Inc. (the "Borrower:), the lenders party to the Credit Agreement referred to below (the "Banks"), and Bankers Trust Company, as agent (in such capacity, the "Agent"). All capitalized terms used herein nd not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                  WITNESSETH:

      WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 10, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"), and

      WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement as herein provided.

      NOW, THEREFORE, it is agreed:

      1. Section 8.10 of the Credit Agreement is hereby amended by deleting the ratios "1.4:l.0.", "1.8:l.0" and "2.0:1.0" opposite the dates "September 30, 1999", December 31, 1999" and "March 31, 2000" and inserting the ratios "1.3:1.0", "1.6:1.0" and "1.8:1.0", respectively, in lieu thereof.

      2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      3. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Fifth Amendment Effective Date both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

      4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

      5. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

      6. This Amendment shall become effective as of July 1, 1999 on the date (the "Fifth Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office. The Agent shall promptly notify the Borrower and the Banks in writing of the Fifth Amendment Effective Date.

      7. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to the Amendment.




    -----------------------------------Blank--------------------------------

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date hereof.


                               CAMBRIDGE INDUSTRIES HOLDINGS, INC.



                               By:  /s/ John M. Colaianne
                                  -------------------------------------------
                                  Name: John M. Colaianne
                                  Title:CFO



                               CAMBRIDGE INDUSTRIES, INC.


                               By: /s/ John M. Colaianne
                                  -------------------------------------------
                                  Name:  John M. Colaianne
                                  Title: CFO

                                    BANKERS TRUST COMPANY,
                                    Individually and as Agent



                                    By:  /s/ Mary Kay Coyle
                                       --------------------------------------
                                       Title: Managing Director

                SIXTH WAIVER AND AMENDMENT TO CREDIT AGREEMENT

      SIXTH WAIVER AND AMENDMENT (this "Waiver"), dated as of December 30, 1999, among Cambridge Industries Holdings, Inc. ("Holdings"), Cambridge Industries, Inc. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Bank"), and Bankers Trust Company, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                  WITNESSETH:

      WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of July 10, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

      WHEREAS, the Borrower has requested that the Banks amend the Credit Agreement and provide the Waiver provided for herein and the Banks have agreed to make such am amendments and to provide such Waiver on the terms and conditions set forth herein;

      NOW, THEREFORE, it is agreed:

      1. Section 8.04 of the Credit Agreement is amended by (i) deleting the word "and" appearing at the end of clause (m) thereof, (ii) inserting the following immediately following clause (m) thereof:

          "(n) Indebtedness of Cambridge Industrial do Brazil, LDTA ("Cambridge Brazil") in an aggregate principal amount not to exceed 3,549,650.00 Brazilian Reais plus accrued interest added to principal, representing the balance of the purchase price owing to Owens-Corning Fiberglas A.S., Ltd ("Owens-Corning") pursuant to the purchase agreement dated as of August 27, 1997 between Cambridge Brazil and Owens-Corning; and"

and (iii) redesignating Section 8.04(n) as Section 8.04(o).

      2. Section 9 of the fourth Waiver and Amendment to Credit Agreement dated as of February 23, 1999 is amended by the deletion of the phrase "(y) by not later than five (5) Business Days after the last day of any month exceed $50,000,000."

      3. Notwithstanding anything to the contrary in Section 8.07 of the Credit Agreement or otherwise in the Credit Documents, Holdings may accrue but will not, and will not permit any of its Subsidiaries without the consent of the Required Banks to pay, any employment compensation or management fees (but not including any reasonable out of pocket expenses) of Bain Capital, any Bain Affiliate, Richard Crawford or any of their respective affiliates.

      4. For the period commencing on the Sixth Amendment Effective Date and ending March 31, 2000, the Banks waive Borrower's compliance with the provisions of

Sections 8.08, 8.09, 8.l0 and 8.11 of the Credit Agreement for the period ending December 31, 1999.

      5. The Banks agree that they shall use their best efforts to reach an agreement with Comerica Bank on mutually acceptable terms under which Comerica Bank will receive a security interest in Borrower's Collateral to secure its exposure for overdrafts, etc. in the Borrower's cash management functions in an amount not to exceed $9.2 million.

      6. The parties hereto acknowledge that Hopkins & Sutter, as counsel to the Agent, has retained Policano & Manzo, L.L.C. (the "Consultant") to perform certain consulting services in connection with the Credit Agreement on behalf of the Agent and the Banks. The Borrower hereby agrees to pay all reasonable costs, fees nd disbursements of Hopkins & Sutter and of the Consultant (collectively, the "Professionals") in connection with this engagement. Each of the Banks acknowledges that to the extent the Borrower does not pay such costs, fees and disbursements, each Bank shall pay its pro rata share of such unpaid costs, fees and disbursement in accordance with Section 11.07 of the Credit Agreement. In connection with the engagement, Holdings, the Borrower and each of the Banks understands and agrees to the following: (i) the Consultant shall submit to the Agent and the Banks evaluations and analyses in periodic oral or written reports which shall be confidential and subject to the attorney-client privilege, (ii) prior to submitting such reports to the Agent and the Banks, the Consultant may wish to review (which may be done on site) certain information with management of Holdings and any of its Subsidiaries for accuracy and validity, (iii) written reports shall not be given to the Borrower or Holdings without the Agent's prior written approval, (iv) any reports or analyses generated by the Consultant are not the property of Holdings or any of its Subsidiaries, and neither Holdings nor any of its Subsidiaries shall assert any claim to any of the Consultant's reports and analyses and (v) Holdings and its Subsidiaries shall permit the Consultant's personnel to have access to their books, records, reports and other data and have discussions with their management and employees and shall cooperate with the Consultant's personnel in respect of such review. The Borrower will supply the Consultant and the Agent with the information listed on Schedule A in accordance with the deadlines listed therein.

      7. In order to induce the Banks to enter into this Waiver, each of Holdings and the Borrower hereby represents and warrants that: (a) they have engaged Morgan Stanley & Co. ("Morgan Stanley") for the purposes of assisting Holdings and the Borrower in the sale of all or a portion of the Borrower's business and thAT each shall: (x) cooperate fully with Morgan Stanley to meet with the Consultant not later than January 15, 2000 nd from time to time thereafter as reasonably requested by the Consultant and to provide all information reasonable requested by the Consultant; and (b) they shall use commercially reasonable efforts to sell all or a portion of the Borrower's assets including, without limitation, the Borrower's "commercial truck" and "interior trim" lines of business. Such sales shall be made as quickly as may be practicable without materially reducing the price of the assets sold and shall be made on terms acceptable to those Banks as may be required under Section
12.12 of the Credit Agreement.

     8. In order to induce the BAnks to enter into this Waiver, each of Holdings and Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Sixth Amendment Effective Date after giving effect to this Waiver, (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Sixth Amendment Effective Date both before and after giving effect to this Waiver with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (z) Borrower and Holdings each have delivered, or as soon as reasonably practicable, will deliver, all documents and undertakings required to company with Sections 7.11 and 7.14 of the Credit Agreement and the Security Documents with regard to all of Borrower's or Holding's Foreign Subsidiaries, including, but not limited to, any Foreign Subsidiary established under Mexican Law.

     9. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    10. Provided that Holdings and the Borrower remain in compliance with this Waiver to an including march 31, 2000, the Waiver provisions contained in paragraph 4 herein shall expire on March 31, 2000, unless otherwise extended by agreement of the parties; provided, however, that should Borrower be in full compliance with Sections 8.08, 8.09, 8.10 and 8.11 of the Credit Agreement on March 31, 2000, Banks agree that the fact the Borrower was not in compliance with the foregoing covenants on December 31, 1999 will not be deemed Events of Default.

    11. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

    12. This Waiver and the rights and obligations of the parties hereunder shall be construed in accordance with the governed by the law of the State of New York.

    13. In order to induce the Banks to enter into this Waiver, the Borrower shall pay to the Agent for distribution to each Bank which shall have executed and delivered a copy of this Waiver prior to January 13, 2000 an amendment fee equal to one quarter of one percent (1/4 of 1%) of the Revolving Loan Commitment and outstanding A Term Loans and/or B Term Loans of each Bank as in effect on the Sixth Amendment Effective Date (the "Sixth Amendment Fee").

    14. This Waiver shall become effective on the date (the "Sixth Amendment Effective Date") when (i) the Required Banks, Holdings and the Borrower shall have executed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to counsel for the Agent, Richard G. Smolev, Hopkins & Sutter, Three First National Plaza, Chicago, Illinois 60602-4205; Telephone: (312)558-6432;
Facsimile: (312) 558-5190, (ii) each

Bank shall have received that portion of the Sixth Amendment Fee due it pursuant to paragraph 13 herein not later than two (2) Business Days after compliance with subsection (i) of this paragraph 14, (iii) CE Automotive Trim Systems, Inc. shall have delivered a Reaffirmation of Subsidiary Guaranty to the Agent in form and substance acceptable to Agent, and (iv) the Agent shall have received the sum of $150,000.00 from the Borrower as a retainer for the fees and expenses of the Professionals retained by the Agent, $75,000 of which already has been paid and received.

     15. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Waiver.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date hereof.

[The remainder of this page is blank]

                                  Schedule A

Cambridge Industries, Inc.
Documentation Requirements
Dated as of January 7, 2000

                              WEEKLY INFORMATION

1. Weekly cash flow variance analysis substantially in the format and containing the information attached hereto as Schedule 1. This shall be provided to the Agent and P&M no later than Wednesday of the week subsequent to the period covered by the report.

2. Cash Receipts by Customer listing substantially in the format and containing the information attached hereto as Schedule 2. This shall be provided to the Agent and P&M no later than Wednesday of the week subsequent to the period covered by the report.

3. Customer Backlog Report substantially in the format and containing the information attached hereto as Schedule 3. This shall be provided to the Agent and P&M no later than Wednesday of the week subsequent to the period covered by the report.

                              MONTHLY INFORMATION

1. Monthly MD*A Analysis and Financial Statements, including the consolidated balance sheet, P&L and cash flow statement, currently prepared by management in the format currently prepared by the Company, attached hereto as Schedule 4. This report should be provided to the Agent and P&M no later than the end of the month subsequent to the period covered by the report.

2. Monthly A/R report summary in the format attached hereto as Schedule 5. This information shall be provided to the Agent and P&M no later than twenty-one calendar days after the end of each month.

3. Monthly A/P report summary in the format attached hereto as Schedule 6. This information shall be provided to the Agent and P&M no later than twenty-one calendar days after the end of each month.

                     REAFFIRMATION OF SUBSIDIARY GUARANTY

     CE Automotive Trim Systems, as guarantor of the above Borrower pursuant to its Subsidiary Guaranty dated as of July 10, 1997 (the "Guaranty"), acknowledges the terms and conditions set forth in that certain Sixth Waiver and Amendment to Credit Agreement of even date herewith and ratifies and reaffirms its guaranty obligations as set forth in the Guaranty, as reaffirmed.

DATED: As of December 30, 1999

                      CE AUTOMOTIVE TRIM SYSTEMS, INC.

                      Name: /s/ Donald C. Campion
                           ------------------------------

                      Title:
                            -----------------------------

[The remainder of this page is blank - signature pages follow]

                                       CAMBRIDGE INDUSTRIES HOLDINGS, INC.

                                       Name: /s/ Donald C. Campion
                                            ------------------------------

                                       Title:
                                             -----------------------------

        [The remainder of this page is blank - signature pages follow]

                                       CAMBRIDGE INDUSTRIES INC.

                                       Name: /s/ Donald C. Campion
                                            ------------------------------

                                       Title:  CHIEF FINANCIAL OFFICER
                                             -----------------------------

        [The remainder of this page is blank - signature pages follow]

                                       BANKERS TRUST COMPANY

                                       Name: /s/  Mary Kay Coyle
                                             ----------------------------

                                       Title:  MANAGING DIRECTOR
                                             ----------------------------

        [The remainder of this page is blank - signature pages follow]

                                                           CLEANDOWN WAIVER ONLY

                SEVENTH WAIVER AND AMENDMENT TO CREDIT AGREEMENT


     SEVENTH WAIVER AND AMENDMENT (This "Waiver"), dated as of ________________ _____, 2000, among Cambridge Industries Holdings, Inc. ("Holdings"), Cambridge Industries, Inc. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and Bankers Trust Company, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                  WITNESSETH:

     WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of July 10, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Banks amend the Credit Agreement and provide the Waiver provided for herein and the Banks have agreed to make such amendments and to provide such Waiver on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

     1. Section 9 of the Fourth Waiver and Amendment to Credit Agreement dated as of February 23, 1999 and as amended by the Sixth Waiver and Amendment to Credit Agreement dated as of December 30, 1999 is amended by the deletion of the phrase (y) "by not later than five (5) Business Days after the last day of any month exceed $50,000,000" but only with respect to the period ending February 29, 2000 and not for any subsequent time periods.

     2. In order to induce the Banks to enter into this Waiver, each of Holdings and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Seventh Amendment Effective Date after giving effect to this Waiver, (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Seventh Amendment Effective Date both before and after giving effect to this Waiver with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (z) Borrower and Holdings each have delivered, or as soon as reasonably practicable, will deliver, all documents and undertakings required to comply with Sections 7.11 and 7.14 of the Credit Agreement and the Security Documents with regard to all of Borrower's or Holding's Foreign Subsidiaries, including, but not limited to, any Foreign Subsidiary established under Mexican Law.

      3. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      4. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

      5. This Waiver and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

      6. This Waiver shall become effective on the date (the "Seventh Amendment Effective Date") when (i) the Required Banks, Holdings and the Borrower shall have executed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to counsel for the Agent, Richard G. Smolev, Hopkins & Sutter, Three First National Plaza, Chicago, Illinois 60602-4205; Telephone: (312) 558-6432;
Facsimile: (312) 558-5190, and (ii) CE Automotive Trim Systems, Inc. shall have delivered a Reaffirmation of Subsidiary Guaranty to the Agent in form and substance acceptable to Agent.

      7. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Waiver

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date hereof.


[The remainder of this page is blank]

                EIGHTH WAIVER AND AMENDMENT TO CREDIT AGREEMENT


     EIGHTH WAIVER AND AMENDMENT (this "Waiver"), dated as of March 15, 2000, among Cambridge Industries Holdings, Inc. ("Holdings"), Cambridge Industries, Inc. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and Bankers Trust Company, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                  WITNESSETH:

     WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of July 10, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Banks amend the Credit Agreement and provide the Waiver provided for herein and the Banks have agreed to make such amendments and to provide such Waiver on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

     1. Section 9 of the Fourth Waiver and Amendment to Credit Agreement dated as of February 23, 1999 and as amended by the Sixth Waiver and Amendment to Credit Agreement dated as of December 30, 1999 is amended by: (x) the deletion of the phrase "March 31, 2000" and the substitution of the phrase "June 30, 2000" therefor; (y) the deletion of the phrase "(x)"; and (z) the deletion of the phrase (y) "by not later than five (5) Business Days after the last day of any month exceed $50,000,000."

     2. The Banks waive Borrower's compliance with the provisions of Sections 8.08, 8.09, 8.10 and 8.11 of the Credit Agreement for the period commencing on December 31, 1999 and ending on June 30, 2000.

     3. The Banks defer until June 30, 2000 Borrower's compliance with the provisions of Section 4.02 of the Credit Agreement relating to Mandatory Prepayments for the Scheduled A Repayment Date and Scheduled B Repayment Date due on the last Business Day in March, 2000.

     4. The Banks covenant and agree that they shall consent to the delivery of certain machinery and equipment now under construction to Borrower's facility in Mexico so long as Borrower grants the Agent on behalf of the Banks a first priority security interest in all such equipment and otherwise complies with the Credit Agreement.

     5. Section 8.04 of the Credit Agreement is amended by deleting clause (i) and inserting the following new clause (i):

         "(i) Indebtedness consisting of guaranties (x) by the Borrower of Indebtedness and leases permitted to be incurred by Foreign and Wholly-Owned Domestic Subsidiaries of the Borrower, (y) by Domestic Subsidiaries of the Borrower of Indebtedness and leases Permitted to be incurred by the Borrower or other Foreign and Wholly-Owned Domestic Subsidiaries of the Borrower and (z) by Foreign Subsidiaries of Indebtedness and leases Permitted to be incurred by other Wholly-Owned Foreign Subsidiaries of the Borrower."

     6. Prior to the Eighth Amendment Effective Date and as a condition precedent to this Waiver, Holdings and Borrower shall deliver an agreement or agreements acceptable in form and substance to the Agent and the Required Banks from General Motors Corporation and DaimlerChrysler Corporation (i) waiving setoff or abatement rights on accounts payable due borrower (except for defective product, short shipments, premium freight, non-conforming product and billing errors and reasonable professional fees.]; (ii) covenanting and agreeing not to resource Borrower's projects; and (iii) accelerating the payment of accounts receivable due from each such customer (collectively, the "Customer Agreements").

     7. Not later than ten (10) days after the Eighth Amendment Effective Date, and as a condition precedent to the Banks' accommodations provided hereunder, Borrower shall deliver to the Agent a Customer Agreement with Ford Motor Company.

     8. In order to induce the Banks to enter into this Waiver, each of Holdings and Borrower agrees to comply with the following schedule regarding the timing of the sale process relating to Holding's, Guarantor's and Borrower's assets: Holdings, Borrower and Guarantor shall obtain a letter of intent from a buyer or buyers of all or substantially all of Borrower's assets at a price and on terms acceptable to the Banks by _________________ and an executed asset purchase agreement or agreements acceptable to the Banks by _________________ (the "Sale Schedule").

     9. In order to induce the Banks to enter into this Waiver, each of Holdings and the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Eighth Amendment Effective Date after giving effect to this Waiver, (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Eighth Amendment Effective Date both before and after giving effect to this Waiver with the same effect as though such representations and warranties had been made on and as of the Eighth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (z) Borrower and Holdings each have delivered, or as soon as reasonably practicable, will deliver, all documents and undertakings required to comply with Sections 7.11 and 7.14 of the Credit Agreement and the Security Documents with regard to all of Borrower's or Holding's Foreign Subsidiaries, including, but not limited to, any Foreign Subsidiary established under Mexican law.

     10. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     11. Provided the Holdings and the Borrower remain in compliance with this Waiver to and including June 30, 2000, the Waiver provisions contained in paragraph 2 herein shall expire on June 30, 2000, unless otherwise extended by agreement of the parties; provided, however, that should Borrower be in full compliance with Sections 8.08, 8.09, 8.10 and 8.11 of the Credit Agreement on June 30, 2000, Banks agree that the fact that the Borrower was not in compliance with the foregoing covenants on any prior Test Period will not be deemed Events of Default.

     12.        (a)     Holdings, the Borrower and CE Automotive Trim Systems,
Inc. ("Guarantor") each hereby unconditionally and irrevocably remise, acquit, and fully and forever release and discharge the Agent and the Banks and all respective affiliates and subsidiaries of the Agent and the Banks, their respective officers, servants, employees, agents, attorneys, principals, directors, and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Bank Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which Holdings, the Borrower or Guarantor ever had or now has against the Released Bank Parties which may have arisen at any time on or prior to the date of this Waiver and which were in any manner related to any of the Credit Documents or the enforcement or attempted enforcement by the Agent or the Banks of rights, remedies or recourses related thereto.

                (b) Each of Holdings, the Borrower and Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Bank Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at a time on or prior to the date of this Waiver and were in any manner related to any of the Credit Documents.

                (c) The agreements of Holdings, the Borrower and Guarantor set forth in this Paragraph 10 shall survive termination of this Waiver and the other Credit Agreements.

     13. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and Agent.



     14. This Waiver and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

     15. In order to induce the Banks to enter into this Waiver, the Borrower shall pay to the Agent for distribution to each Bank which shall have executed and delivered a copy of this Waiver prior to March 20, 2000 an amendment fee equal to one-quarter percent (1/4%) of the Revolving Loan Commitment and outstanding A Term Loans and/ or B Term Loans of each Bank as in effect on the Eighth Amendment Effective Date (the "Eighth Amendment Fee"), payable out of first proceeds received from the sale of Borrower's assets in accordance with the Sale Schedule.

     16. This Waiver shall become effective on the date (the "Eighth Amendment Effective Date") when (i) the Required Banks, the Supermajority Banks of each Facility, Holdings and the Borrower shall have executed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to counsel for the Agent, Richard G. Smolev, Hopkins & Sutter, Three First National Plaza, Chicago, Illinois 60602-4205; Telephone: (312) 558-6432; Facsimile: (312) 558-5190; (ii) CE Automotive
Trim Systems, Inc. shall have delivered a Reaffirmation of Subsidiary Guaranty to the Agent in form and substance acceptable to Agent; and (iii) GM and DaimlerChrysler shall have delivered the Customer Agreements.

     17. From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Waiver.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date hereof.
















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

                      REAFFIRMATION OF SUBSIDIARY GUARANTY

       CE Automotive Trim Systems, as guarantor of the above Borrower pursuant to its Subsidiary Guaranty dated as of July 10, 1997 (the "Guaranty"), acknowledges the terms and conditions set forth in that certain Eighth Waiver and Amendment to Credit Agreement of even date herewith and ratifies and reaffirms its guaranty obligations as set forth in the Guaranty, as reaffirmed.

DATED:   As of ___________________, ______, 2000

                                      CE AUTOMOTIVE TRIM SYSTEMS, INC.


                                      Name:
                                            ---------------------------------

                                      Title:
                                            ---------------------------------























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